SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549
                                  FORM 8-K

                          CURRENT REPORT Pursuant
                         to Section 13 OR 15(d) of
                    The Securities Exchange Act of 1934
             Date of report (Date of earliest event reported):
                       July 17, 2003 (July 14, 2003)

                        Trinity Learning Corporation
           (Exact Name of Registrant as Specified in Its Charter)

                                    Utah
               (State of Other Jurisdiction of Incorporation)

     0-8924                                                 73-0981865
(Commission File Number)                  (IRS Employer Identification No.)

     2526 Durant Avenue
     Berkeley, California                                           94704
(Address of Principal Executive Offices)                         (Zip Code)

                               (510) 540-9300
            (Registrant's Telephone Number, Including Zip Code)

        (Former Name or Former Address, if Changed Since Last Report)

Item 5.   Other Events

Press Release Regarding Agreement.
----------------------------------

On July 14, 2003, Trinity Learning Corporation (the "Company") announced that it had reached an agreement, subject to various conditions, contingencies and approvals, to acquire TouchVision, Inc., a California-based provider of technology-enabled information and learning systems to healthcare providers, financial services companies and other industry segments. The full text of the Company's press release issued in connection with this matter is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.   Financial Statements and Exhibits.

Exhibits

99.1      Press Release dated July 14, 2003


                                 SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  TRINITY LEARNING CORPORATION
Date: July 17, 2003           By: /s/  Douglas Cole
                                  -------------------------------------
                                  Douglas Cole, Chief Executive Officer